UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2016

Date of reporting period:	May 1, 2015 – October 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PMYAX

Putnam Multi-Cap Core Fund

Semiannual report
10|31|15

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Multi-Cap Core
Fund

Semiannual report
10 | 31 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	21

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The stock market has bounced back strongly since the correction in August, and the U.S. economy has shown resilience. In fact, the U.S. Federal Reserve, citing recent improvements in employment and wage growth, has placed the possibility of interest-rate hikes firmly on the table.

One of the important takeaways from the recent rally, in our view, is that many investors have a reserve of confidence. Still, these are volatile and unpredictable times. While the Fed downplayed the impact of China’s slowdown on U.S. economic growth, there are a number of risks and opportunities in today’s market, including tepid growth in many overseas markets.

In this changing environment, Putnam’s portfolio managers are persistently working to achieve gains and manage downside risk, relying on a proprietary global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended October 31, 2015, as well as an outlook for the coming months.

With a new year at hand, it may be time to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and tolerance for risk.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Putnam Multi-Cap Core Fund

A "go anywhere" fund that invests across the widest range of U.S. stocks

No matter what the stock market is doing from year to year, there are always investment opportunities for those who know how to find them. Portfolio Manager Gerard Sullivan has more than 30 years of experience in the investment industry and has the flexibility to seek opportunities across the entire universe of publicly traded U.S. companies.

"We can invest in growth and value stocks of companies of all sizes. This is as close to a 'go anywhere' approach as you can get, and it provides me and our team of research analysts with a broad range of investment opportunities."

Gerard P. Sullivan
Portfolio Manager

The best-performing stocks change from year to year

Different types of stocks lead the market each year. Sometimes the leaders are small, fast-growing companies, while at other times, large, established, undervalued companies will outperform. The fund can invest in U.S. growth and value stocks across all company sizes, seeking opportunities even when market leadership changes.

Small-cap growth
Large-cap growth
Mid-cap value
Mid-cap growth
Small-cap value
Large-cap value
60%
45
30
15
0
-15
-30
-45
23.71%
12.65%
23.48%
11.81%
-28.92%
46.29%
29.09%
2.64%
18.51%
43.30%
14.75%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Mid-cap growth stocks are represented by the Russell Midcap Growth Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation. Small-cap value stocks are represented by the Russell 2000 Value Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation. Mid-cap value stocks are represented by the Russell Midcap Value Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation. Small-cap growth stocks are represented by the Russell 2000 Growth Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation. Large-cap growth stocks are represented by the Russell 1000 Growth Index, an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Multi-cap investing at Putnam

Putnam's suite of multi-cap equity funds also includes funds that target growth- and value-style stocks of all sizes, to give investors a streamlined approach to investing across the complete universe of U.S. stocks.

Putnam Multi-Cap Growth Fund seeks long-term capital appreciation and invests in stocks of companies that are believed to offer above-average growth potential.

Putnam Multi-Cap Value Fund seeks capital appreciation and, as a secondary objective, current income. It invests in companies whose stocks are believed to be priced below their long-term potential.

2 Multi-Cap Core Fund

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4 Multi-Cap Core Fund

Interview with your fund’s portfolio manager

Jerry, how would you describe conditions for stock market investors during the six-month reporting period ended October 31, 2015?

The early months of the period were rather uneventful for the U.S. stock market. There were a few bumps in the road, but for the most part, growth was tepid, volatility was relatively low, and stock performance was flat to modestly positive. However, this calm came to a sudden halt in late summer, and the market’s lengthy advance came to an end with significant declines.

The turbulence peaked in August with some of the biggest swings in the history of the market, including a historic 1,000-point intraday plunge for the Dow Jones Industrial Average on August 24. For the first time since 2011, major U.S. equity indexes experienced a correction, defined as a decline of 10% or more from a recent high. It is very unusual for the market to go so long without a double-digit decline, and it was overdue, in my view.

The downturn was due in large part to concerns about the economic slowdown in China, the world’s second-largest economy and a key driver of growth across world markets. Stocks recovered from their August lows, and in the final month of the period, the U.S. market delivered its strongest October return since 2011.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/15. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

Multi-Cap Core Fund 5

How did the fund perform for the period?

It was a challenging six months for the fund, which declined 3.28%. The fund underperformed its benchmark, the Russell 3000 Index, which had a decline of 0.24%, and the average return of –2.24% for funds in its Lipper peer group, Multi-Cap Core Funds. In terms of sectors in the fund’s portfolio, the weakest areas were technology, consumer staples, and consumer discretionary. Fund performance relative to the benchmark was helped somewhat by stocks in the industrials sector and the fund’s underweight position in energy stocks, which suffered severe declines.

Could you discuss some stocks or strategies that detracted from returns relative to the benchmark?

This was a difficult period for consumer stocks, and the top detractor in the fund’s portfolio was Avon Products, a manufacturer and marketer of beauty products. The biggest drag on its performance was the strong U.S. dollar. A significant portion of Avon’s revenues come from overseas markets, where currencies were weaker, which took a toll on profits for this U.S.-based company.

Another disappointment was Micron Technology, a maker of semiconductor devices that are used in computers and mobile devices. Micron has struggled competitively, and its earnings weakened considerably during the period. Many of Micron’s products are used in personal computers, a market in which demand has declined dramatically.

Also dampening returns versus the benchmark was my decision to maintain underweight positions in two stocks that performed very well for the period — Amazon.com and Alphabet, formerly known as Google. In my view, these stocks were quite expensive, and I chose to put greater emphasis on holdings that I believed offered a more attractive risk/reward profile.

Allocations are shown as a percentage of the fund’s net assets as of 10/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6 Multi-Cap Core Fund

Could you provide some examples of stocks or strategies that helped performance?

The top-contributing fund holding for the period was Activision Blizzard, a developer and publisher of video games. Aerospace and defense stocks were also among the portfolio highlights — most notably Northrop Grumman and L-3 Communications Holdings. In my view, these are well-managed, large-cap companies that have delivered strong earnings and appear to be poised to benefit from an increase in defense spending by the U.S. government.

Due to severe weakness in the energy sector, my decision to maintain an underweight position in Chevron helped the fund’s relative performance. The stock of this energy giant, a component of the fund’s benchmark, performed poorly as oil prices collapsed. The fund’s position in Chevron was sold by the close of the period.

Earlier this year, you said you would welcome a market pullback because it could bring more investment opportunities. Do you still hold this view after the recent turbulence?

Yes, I believe the market correction has been healthy for many reasons. U.S. stocks had an incredible run, with a bull market that lasted more than six years with relatively little volatility. Although a calm advance can boost investor sentiment, I was missing the market disruptions that create compelling opportunities.

I believe the downturn in August helped prevent widespread overvaluation in the market. At the midpoint of 2015, I noted that stocks had become more expensive — and in

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/15. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Multi-Cap Core Fund 7

some cases valuations were stretched — in about 8 of the 10 sectors that I research. This has eased quite a bit, and I believe stock valuations have become more reasonable or, in many cases, compellingly cheap.

In addition, I would describe the correction as a high-quality pullback. By that I mean many of the stocks that plunged were those of solid businesses with decent balance sheets and strong cash flows. Those are the types of stocks I am hunting for now. They were unfairly punished by nervous investors, in my view, and I am attracted to their cash flow strength as much as their long-term growth potential.

What is your outlook for the months ahead? Should investors be prepared for more volatility?

I believe it is quite likely that turbulence or choppiness may remain as we face a few headwinds, including concerns over struggling emerging markets, especially slowing growth in China. In the United States, we are heading into a presidential election year, which can bring downside volatility. And the market continues to wrestle with uncertainty over the timing and potential impact of an interest-rate hike by the U.S. Federal Reserve.

On the flip side, however, we have a lot of good news. The U.S. economy continues to strengthen, unemployment is at its lowest rate in years, and consumer spending has increased, thanks in part to lower commodity costs. And despite the potential for further declines, I don’t expect anything close to the market collapse we experienced with the 2008–2009 financial crisis.

Thank you, Jerry, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8 Multi-Cap Core Fund

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Gerard P. Sullivan has an M.B.A. from the Columbia University Graduate School of Business and a B.A. from Columbia University. Jerry joined Putnam in 2008 and has been in the investment industry since 1982.

IN THE NEWS

Global merger-and-acquisition (M&A) activity has rocketed to record levels. On November 2, 2015, the $3.93 trillion record set in 2007 was broken, as year-to-date M&A tracked by Dealogic moved higher on the back of Visa’s plans to buy Visa Europe for $23 billion. The historically high level of activity has been driven by increasingly larger deals. Citing S&P Capital IQ, Business Insider pointed out in April that 7 of the 10 biggest M&A transactions in the wake of the 2008 financial crisis had all been announced within the previous 16 months. We believe a key question for investors is whether high M&A levels are good or bad for markets. From one perspective, fewer industry players may appear likely to reduce healthy market competition and dynamism. On the other hand, bargaining and pricing power that come with larger economies of scale could benefit consumers in every sector — from health care and technology to energy and consumer staples.

Multi-Cap Core Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)	(9/24/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	119.42%	106.80%	111.25%	110.25%	111.22%	111.22%	113.96%	106.47%	116.67%	122.21%
Annual average	16.65	15.31	15.79	15.68	15.78	15.78	16.08	15.27	16.36	16.94

5 years	106.81	94.91	99.30	97.30	99.27	99.27	101.65	94.60	104.21	109.23
Annual average	15.64	14.28	14.79	14.56	14.79	14.79	15.06	14.24	15.35	15.91

3 years	62.55	53.21	58.96	55.96	58.88	58.88	60.09	54.49	61.28	63.74
Annual average	17.58	15.28	16.71	15.97	16.69	16.69	16.98	15.60	17.27	17.87

1 year	0.80	–5.00	0.04	–4.90	0.00	–0.99	0.30	–3.21	0.49	1.06

6 months	–3.28	–8.84	–3.63	–8.45	–3.64	–4.61	–3.49	–6.87	–3.40	–3.16

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

10 Multi-Cap Core Fund

Comparative index returns For periods ended 10/31/15

		Lipper Multi-Cap Core Funds
	Russell 3000 Index	category average*

Life of fund	100.55%	84.73%
Annual average	14.61	12.68

5 years	93.70	77.78
Annual average	14.14	12.09

3 years	56.44	51.12
Annual average	16.09	14.66

1 year	4.49	2.31

6 months	–0.24	–2.24

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year and life-of-fund periods ended 10/31/15, there were 783,743, 659 ,580 and 578 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/15

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/15	$17.98	$19.08	$17.62	$17.57	$17.75	$18.39	$17.93	$18.04

10/31/15	17.39	18.45	16.98	16.93	17.13	17.75	17.32	17.47

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)	(9/24/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	105.04%	93.25%	97.57%	96.57%	97.62%	97.62%	99.97%	92.97%	102.53%	107.71%
Annual average	15.39	14.04	14.54	14.42	14.55	14.55	14.81	14.00	15.11	15.69

5 years	102.81	91.14	95.42	93.42	95.47	95.47	97.79	90.87	100.33	105.45
Annual average	15.19	13.83	14.34	14.10	14.35	14.35	14.61	13.80	14.91	15.49

3 years	51.66	42.94	48.42	45.42	48.41	48.41	49.38	44.15	50.51	52.81
Annual average	14.89	12.65	14.07	13.29	14.07	14.07	14.31	12.96	14.60	15.18

1 year	–4.34	–9.84	–5.01	–9.70	–5.06	–5.99	–4.83	–8.16	–4.59	–4.06

6 months	–9.12	–14.34	–9.41	–13.94	–9.43	–10.34	–9.34	–12.52	–9.25	–8.97

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Multi-Cap Core Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 4/30/15	1.15%	1.90%	1.90%	1.65%	1.40%	0.90%

Annualized expense ratio for
the six-month period ended
10/31/15	1.06%	1.81%	1.81%	1.56%	1.31%	0.81%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2015, to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.24	$8.93	$8.93	$7.71	$6.47	$4.01

Ending value (after expenses)	$967.20	$963.70	$963.60	$965.10	$966.00	$968.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Multi-Cap Core Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2015, use the following calculation method. To find the value of your investment on May 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.38	$9.17	$9.17	$7.91	$6.65	$4.12

Ending value (after expenses)	$1,019.81	$1,016.04	$1,016.04	$1,017.29	$1,018.55	$1,021.06

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Multi-Cap Core Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 Multi-Cap Core Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2015, Putnam employees had approximately $502,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Multi-Cap Core Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

16 Multi-Cap Core Fund

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

Multi-Cap Core Fund 17

Most funds had sufficiently low expenses that these expense limitations were not operative. However, in the case of your fund, the second of the expense limitations was operative during its fiscal year ending in 2014. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

18 Multi-Cap Core Fund

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on September 24, 2010, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Multi-Cap Core Funds) for the one-year and three-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

For the three-year period ended December 31, 2014, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year and three-year periods ended December 31, 2014, there were 770 and 685 funds, respectively, in your fund’s Lipper peer group. The Trustees did not find any evidence that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio

Multi-Cap Core Fund 19

managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

20 Multi-Cap Core Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Multi-Cap Core Fund 21

The fund’s portfolio 10/31/15 (Unaudited)

COMMON STOCKS (97.2%)*	Shares	Value

Aerospace and defense (3.6%)
Boeing Co. (The)	10,384	$1,537,559

Bombardier, Inc. Class B (Canada)	430,270	467,256

General Dynamics Corp.	15,268	2,268,519

Honeywell International, Inc.	15,759	1,627,590

L-3 Communications Holdings, Inc.	25,104	3,173,146

Northrop Grumman Corp.	24,281	4,558,758

Raytheon Co.	16,290	1,912,446

Spirit AeroSystems Holdings, Inc. Class A †	37,948	2,001,378

TransDigm Group, Inc. †	7,230	1,589,516

United Technologies Corp.	6,926	681,588

19,817,756
Airlines (1.8%)
Alaska Air Group, Inc.	16,746	1,276,883

American Airlines Group, Inc.	36,460	1,685,181

Delta Air Lines, Inc.	47,582	2,419,069

JetBlue Airways Corp. †	53,303	1,324,047

Southwest Airlines Co.	39,988	1,851,045

United Continental Holdings, Inc. †	24,854	1,498,945

10,055,170
Auto components (1.2%)
Delphi Automotive PLC (United Kingdom)	26,257	2,184,320

Goodyear Tire & Rubber Co. (The)	51,264	1,683,510

Lear Corp.	11,334	1,417,430

Magna International, Inc. (Canada)	22,196	1,170,395

6,455,655
Automobiles (0.5%)
Fiat Chrysler Automobiles NV (United Kingdom) †	85,258	1,248,177

General Motors Co.	36,715	1,281,721

2,529,898
Banks (7.7%)
Bank of America Corp.	402,073	6,746,785

C1 Financial, Inc. †	101,570	2,101,483

Citigroup, Inc.	133,743	7,111,115

Citizens Financial Group, Inc.	84,200	2,046,060

Fulton Financial Corp.	20,198	271,057

Investors Bancorp, Inc.	32,250	403,448

JPMorgan Chase & Co.	177,088	11,377,904

KeyCorp	65,452	812,914

PacWest Bancorp	11,487	517,374

PNC Financial Services Group, Inc.	11,861	1,070,574

Regions Financial Corp.	212,264	1,984,668

SunTrust Banks, Inc.	43,273	1,796,695

Virgin Money Holdings UK PLC (United Kingdom)	231,986	1,384,734

Wells Fargo & Co.	83,376	4,513,977

42,138,788
Beverages (1.5%)
Coca-Cola Enterprises, Inc.	50,671	2,601,449

Dr. Pepper Snapple Group, Inc.	11,612	1,037,764

22 Multi-Cap Core Fund

COMMON STOCKS (97.2%)* cont.	Shares	Value

Beverages cont.
Molson Coors Brewing Co. Class B	8,958	$789,200

PepsiCo, Inc.	34,951	3,571,643

8,000,056
Biotechnology (4.2%)
AMAG Pharmaceuticals, Inc. † S	44,084	1,763,360

Amgen, Inc.	38,990	6,167,438

ARIAD Pharmaceuticals, Inc. †	87,179	596,304

Biogen, Inc. †	6,628	1,925,500

Celgene Corp. †	21,093	2,588,322

China Biologic Products, Inc. (China) †	9,494	1,081,746

Eagle Pharmaceuticals, Inc. † S	11,754	748,847

Gilead Sciences, Inc.	63,476	6,863,660

United Therapeutics Corp. †	10,926	1,602,079

23,337,256
Building products (0.6%)
AO Smith Corp.	19,348	1,486,313

CaesarStone Sdot-Yam, Ltd. (Israel)	5,548	197,009

Fortune Brands Home & Security, Inc.	15,734	823,360

Griffon Corp.	47,145	809,951

3,316,633
Capital markets (2.7%)
AllianceBernstein Holding LP (Partnership shares)	27,973	720,025

Bank of New York Mellon Corp. (The)	41,013	1,708,191

Carlyle Group LP (The)	62,018	1,162,217

Goldman Sachs Group, Inc. (The)	18,854	3,535,125

KKR & Co. LP	165,981	2,846,574

Morgan Stanley	100,008	3,297,264

State Street Corp.	24,494	1,690,086

14,959,482
Chemicals (2.4%)
Axalta Coating Systems, Ltd. †	32,708	903,722

Dow Chemical Co. (The)	80,568	4,162,949

E.I. du Pont de Nemours & Co.	29,689	1,882,283

LyondellBasell Industries NV Class A	18,184	1,689,475

Mosaic Co. (The)	35,289	1,192,415

Platform Specialty Products Corp. †	93,272	973,760

Sherwin-Williams Co. (The)	5,807	1,549,482

Symrise AG (Germany)	14,803	975,363

13,329,449
Commercial services and supplies (1.2%)
ABM Industries, Inc.	20,606	585,210

Deluxe Corp.	27,964	1,665,256

KAR Auction Services, Inc.	31,571	1,212,326

Progressive Waste Solutions, Ltd. (Canada)	34,931	840,091

Tyco International PLC	35,836	1,305,864

West Corp.	40,708	969,257

6,578,004
Communications equipment (1.3%)
Cisco Systems, Inc.	168,797	4,869,793

QUALCOMM, Inc.	34,374	2,042,503

		6,912,296

Multi-Cap Core Fund 23

COMMON STOCKS (97.2%)* cont.	Shares	Value

Consumer finance (1.2%)
Capital One Financial Corp.	36,277	$2,862,255

Discover Financial Services	47,602	2,676,184

Encore Capital Group, Inc. † S	31,449	1,279,974

6,818,413
Containers and packaging (0.7%)
Avery Dennison Corp.	17,591	1,142,887

Graphic Packaging Holding Co.	77,018	1,090,575

Sealed Air Corp.	28,761	1,412,740

3,646,202
Diversified consumer services (0.4%)
Service Corporation International	74,791	2,113,594

2,113,594
Diversified financial services (1.0%)
Capitol Acquisition Corp. III (Units) †	52,011	520,630

Easterly Acquisition Corp. (Units) †	192,680	1,967,263

Pace Holdings Corp. (Units) †	103,001	1,081,511

Voya Financial, Inc.	46,215	1,874,943

5,444,347
Diversified telecommunication services (1.4%)
AT&T, Inc.	50,118	1,679,454

Cogent Communications Holdings, Inc.	39,927	1,226,557

Frontier Communications Corp.	168,863	867,956

Iridium Communications, Inc. † S	121,461	997,195

Level 3 Communications, Inc. †	20,649	1,052,067

Verizon Communications, Inc.	43,808	2,053,719

7,876,948
Electric utilities (1.0%)
Edison International	19,933	1,206,345

Entergy Corp.	27,751	1,891,508

Exelon Corp.	88,783	2,478,821

5,576,674
Electronic equipment, instruments, and components (0.5%)
CDW Corp. of Delaware	5,293	236,544

Corning, Inc.	145,441	2,705,203

2,941,747
Energy equipment and services (0.8%)
Cameron International Corp. †	26,499	1,802,197

Halliburton Co.	15,186	582,839

Nabors Industries, Ltd.	87,057	874,052

Schlumberger, Ltd.	12,372	966,996

4,226,084
Food and staples retail (2.1%)
CVS Health Corp.	62,204	6,144,511

Kroger Co. (The)	67,436	2,549,081

Wal-Mart Stores, Inc.	53,111	3,040,074

11,733,666
Food products (1.1%)
Archer-Daniels-Midland Co.	20,220	923,245

Blue Buffalo Pet Products, Inc. † S	67,874	1,217,660

JM Smucker Co. (The)	12,176	1,429,341

Pinnacle Foods, Inc.	52,664	2,321,429

		5,891,675

24 Multi-Cap Core Fund

COMMON STOCKS (97.2%)* cont.	Shares	Value

Gas utilities (0.4%)
UGI Corp.	55,117	$2,021,140

2,021,140
Health-care equipment and supplies (1.5%)
Abbott Laboratories	32,132	1,439,514

Boston Scientific Corp. †	75,027	1,371,494

C.R. Bard, Inc.	5,421	1,010,203

Medtronic PLC	14,349	1,060,678

St. Jude Medical, Inc.	48,887	3,119,479

8,001,368
Health-care providers and services (3.3%)
AAC Holdings, Inc. † S	51,838	1,202,642

Aetna, Inc.	17,209	1,975,249

AmerisourceBergen Corp.	19,661	1,897,483

Anthem, Inc.	11,193	1,557,506

Cardinal Health, Inc.	23,232	1,909,670

Cigna Corp.	6,269	840,297

HCA Holdings, Inc. †	38,610	2,655,982

HealthSouth Corp.	48,332	1,683,404

LifePoint Health, Inc. †	12,392	853,561

Surgery Partners, Inc. †	111,037	1,867,642

UnitedHealth Group, Inc.	15,595	1,836,779

18,280,215
Health-care technology (0.1%)
Inovalon Holdings, Inc. Class A † S	31,577	727,850

Hotels, restaurants, and leisure (3.2%)		727,850
Carrols Restaurant Group, Inc. †	71,313	838,641

Darden Restaurants, Inc.	14,278	883,665

Del Frisco’s Restaurant Group, Inc. †	85,302	1,149,018

Del Taco Restaurants, Inc. †	115,014	1,349,114

Hilton Worldwide Holdings, Inc.	34,509	862,380

Las Vegas Sands Corp.	23,221	1,149,672

Lindblad Expeditions Holdings, Inc. †	36,225	383,985

McDonald’s Corp.	29,948	3,361,663

Peak Resorts, Inc.	103,650	744,207

Penn National Gaming, Inc. † S	122,299	2,184,260

Starbucks Corp.	35,869	2,244,323

Vail Resorts, Inc.	11,005	1,256,441

Wyndham Worldwide Corp.	10,375	844,006

Yum! Brands, Inc.	7,040	499,206

17,750,581
Household durables (1.4%)
Tempur Sealy International, Inc. †	21,428	1,667,956

UCP, Inc. Class A †	93,906	629,170

WCI Communities, Inc. †	214,591	5,126,579

7,423,705
Household products (0.3%)
Procter & Gamble Co. (The)	24,740	1,889,641

		1,889,641

Multi-Cap Core Fund 25

COMMON STOCKS (97.2%)* cont.	Shares	Value

Independent power and renewable electricity producers (0.5%)
Calpine Corp. †	72,581	$1,125,731

NRG Energy, Inc.	104,084	1,341,643

2,467,374
Industrial conglomerates (0.5%)
Danaher Corp.	31,298	2,920,416

2,920,416
Insurance (3.5%)
American International Group, Inc.	108,663	6,852,289

Assured Guaranty, Ltd.	62,955	1,727,485

Hartford Financial Services Group, Inc. (The)	61,112	2,827,041

Lincoln National Corp.	29,480	1,577,475

MetLife, Inc.	58,773	2,960,984

Patriot National, Inc. †	68,433	869,099

Prudential PLC (United Kingdom)	58,301	1,360,801

Travelers Cos., Inc. (The)	11,005	1,242,354

19,417,528
Internet and catalog retail (1.3%)
Amazon.com, Inc. †	4,341	2,717,032

Expedia, Inc.	17,886	2,437,862

FabFurnish GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) † ΔΔ F	1	1

Global Fashion Holding SA (acquired 8/2/13, cost $43,883) (Private)
(Brazil) † ΔΔ F	1,036	26,554

Netflix, Inc. †	7,330	794,425

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) † ΔΔ F	1	1

New Middle East Other Assets GmbH (acquired 8/2/13, cost $1)
(Private) (Brazil) † ΔΔ F	1	1

Priceline Group, Inc. (The) †	598	869,636

6,845,512
Internet software and services (3.1%)
Alibaba Group Holding, Ltd. ADR (China) † S	7,621	638,868

Alphabet, Inc. Class A †	6,919	5,102,001

Alphabet, Inc. Class C †	7,472	5,311,172

eBay, Inc. †	86,154	2,403,697

Facebook, Inc. Class A †	15,163	1,546,171

GrubHub, Inc. † S	33,644	806,783

MaxPoint Interactive, Inc. †	91,220	439,680

Yahoo!, Inc. †	20,460	728,785

16,977,157
IT Services (2.9%)
Accenture PLC Class A	22,104	2,369,549

Computer Sciences Corp.	38,903	2,590,551

DST Systems, Inc.	3,295	402,484

IBM Corp.	30,415	4,260,533

MasterCard, Inc. Class A	32,973	3,263,997

PayPal Holdings, Inc. †	42,580	1,533,306

Xerox Corp.	160,384	1,506,006

15,926,426
Leisure products (1.2%)
Brunswick Corp.	40,112	2,158,427

Hasbro, Inc.	16,204	1,244,953

26 Multi-Cap Core Fund

COMMON STOCKS (97.2%)* cont.	Shares	Value

Leisure products cont.
Malibu Boats, Inc. Class A †	113,033	$1,606,199

MCBC Holdings, Inc. †	68,688	904,621

Performance Sports Group, Ltd. †	58,329	669,617

6,583,817
Life sciences tools and services (0.4%)
Agilent Technologies, Inc.	24,037	907,637

Waters Corp. †	9,261	1,183,556

2,091,193
Machinery (1.0%)
Caterpillar, Inc.	16,079	1,173,606

Deere & Co.	26,908	2,098,824

Middleby Corp. (The) †	3,080	360,175

Trinity Industries, Inc.	67,559	1,828,822

5,461,427
Media (2.5%)
Charter Communications, Inc. Class A † S	2,976	568,237

Comcast Corp. Class A	32,144	2,012,857

Discovery Communications, Inc. Class A † S	31,897	939,048

DISH Network Corp. Class A †	11,592	729,948

Liberty Global PLC Ser. C (United Kingdom) †	26,526	1,131,069

Lions Gate Entertainment Corp. S	23,509	916,146

Omnicom Group, Inc.	21,435	1,605,910

Time Warner Cable, Inc.	8,168	1,547,019

Time Warner, Inc.	21,650	1,631,111

Townsquare Media, Inc. Class A †	64,620	708,235

Twenty-First Century Fox, Inc.	37,671	1,156,123

Walt Disney Co. (The)	7,499	852,936

13,798,639
Metals and mining (0.5%)
Freeport-McMoRan, Inc. (Indonesia)	49,661	584,510

Nucor Corp.	40,284	1,704,013

United States Steel Corp. S	59,166	691,059

2,979,582
Multi-utilities (0.3%)
Public Service Enterprise Group, Inc.	34,234	1,413,522

1,413,522
Multiline retail (1.3%)
Big Lots, Inc.	12,322	568,044

Dollar General Corp.	33,156	2,246,982

Kohl’s Corp.	25,670	1,183,900

Macy’s, Inc.	23,514	1,198,744

Target Corp.	21,451	1,655,588

6,853,258
Oil, gas, and consumable fuels (5.2%)
Anadarko Petroleum Corp.	17,821	1,191,868

Antero Midstream Partners LP	30,000	714,600

Antero Resources Corp. † S	22,306	525,752

Boardwalk Pipeline Partners LP	90,599	1,161,479

ConocoPhillips	21,487	1,146,331

Multi-Cap Core Fund 27

COMMON STOCKS (97.2%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Energy Transfer Partners LP	26,099	$1,152,532

Enterprise Products Partners LP	46,708	1,290,542

Exxon Mobil Corp.	79,067	6,542,004

Green Plains Partners LP †	74,099	1,094,442

Gulfport Energy Corp. †	18,153	553,122

MarkWest Energy Partners LP	19,960	871,853

Memorial Resource Development Corp. † S	102,704	1,816,834

PBF Logistics LP	28,199	588,231

PennTex Midstream Partners, LP (Units)	75,000	1,342,500

Plains All American Pipeline LP	21,799	691,464

Royal Dutch Shell PLC ADR Class A (United Kingdom)	25,993	1,363,593

Suncor Energy, Inc. (Canada)	33,034	982,101

Total SA ADR (France)	58,768	2,834,381

Valero Energy Corp.	39,149	2,580,702

28,444,331
Personal products (1.6%)
Avon Products, Inc.	356,411	1,436,336

Coty, Inc. Class A	111,054	3,215,013

Edgewell Personal Care Co.	36,611	3,101,318

Herbalife, Ltd. † S	15,111	846,820

8,599,487
Pharmaceuticals (4.5%)
Allergan PLC †	3,226	995,124

Aratana Therapeutics, Inc. † S	46,925	328,006

Bristol-Myers Squibb Co.	19,591	1,292,026

Cardiome Pharma Corp. (Canada) †	119,449	975,898

Jazz Pharmaceuticals PLC †	15,350	2,107,248

Johnson & Johnson	38,329	3,872,379

Merck & Co., Inc.	54,969	3,004,606

Perrigo Co. PLC	17,596	2,775,593

Pfizer, Inc.	229,812	7,772,242

Roche Holding AG ADR (Switzerland)	23,570	799,259

Shire PLC ADR (United Kingdom)	3,767	855,297

24,777,678
Real estate investment trusts (REITs) (1.5%)
Armada Hoffler Properties, Inc.	92,631	994,857

Brixmor Property Group, Inc.	45,027	1,153,592

CatchMark Timber Trust, Inc. Class A	84,466	924,903

Cousins Properties, Inc.	110,182	1,106,227

Easterly Government Properties, Inc.	131,211	2,293,568

Gaming and Leisure Properties, Inc.	16,810	490,348

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	20,582	370,682

Omega Healthcare Investors, Inc.	19,236	664,027

Seritage Growth Properties †	11,125	468,696

8,466,900
Real estate management and development (0.2%)
Kennedy-Wilson Holdings, Inc.	18,086	443,469

Marcus & Millichap, Inc. †	16,930	737,640

		1,181,109

28 Multi-Cap Core Fund

COMMON STOCKS (97.2%)* cont.	Shares	Value

Road and rail (0.7%)
Old Dominion Freight Line, Inc. †	15,740	$974,936

Union Pacific Corp.	30,256	2,703,374

3,678,310
Semiconductors and semiconductor equipment (2.3%)
Avago Technologies, Ltd.	10,278	1,265,530

Broadcom Corp. Class A	19,564	1,005,590

Intel Corp.	110,279	3,734,047

Lam Research Corp.	17,042	1,305,247

Marvell Technology Group, Ltd.	52,958	434,785

Micron Technology, Inc. †	78,986	1,308,008

NVIDIA Corp.	37,407	1,061,237

Texas Instruments, Inc.	26,130	1,482,094

Xilinx, Inc.	24,838	1,182,786

12,779,324
Software (4.5%)
Activision Blizzard, Inc.	88,552	3,078,068

Cadence Design Systems, Inc. †	30,598	679,888

Electronic Arts, Inc. †	11,113	800,914

Microsoft Corp.	201,763	10,620,804

Mobileye NV (Israel) † S	16,936	770,927

Oracle Corp.	56,114	2,179,468

Red Hat, Inc. †	24,510	1,938,986

TiVo, Inc. †	110,451	1,002,895

TubeMogul, Inc. † S	98,501	1,177,087

Xura, Inc. †	91,938	2,379,355

24,628,392
Specialty retail (3.8%)
American Eagle Outfitters, Inc. S	138,603	2,117,854

Barnes & Noble Education, Inc. †	88,288	1,302,248

Bed Bath & Beyond, Inc. † S	13,328	794,749

Best Buy Co., Inc.	43,387	1,519,847

Boot Barn Holdings, Inc. †	26,367	395,505

Chico’s FAS, Inc.	62,523	864,068

Children’s Place, Inc. (The)	20,021	1,074,527

Five Below, Inc. †	38,181	1,311,136

Gap, Inc. (The)	77,674	2,114,286

GNC Holdings, Inc. Class A	31,173	927,397

Home Depot, Inc. (The)	34,167	4,224,408

Lowe’s Cos., Inc.	28,479	2,102,605

Michaels Cos., Inc. (The) †	38,561	901,556

TJX Cos., Inc. (The)	18,103	1,324,959

20,975,145
Technology hardware, storage, and peripherals (4.0%)
Apple, Inc.	124,354	14,860,303

EMC Corp.	99,645	2,612,692

HP, Inc.	128,130	3,454,385

Seagate Technology PLC	14,465	550,538

Western Digital Corp.	10,478	700,140

		22,178,058

Multi-Cap Core Fund 29

COMMON STOCKS (97.2%)* cont.	Shares	Value

Textiles, apparel, and luxury goods (0.6%)
Coach, Inc.	30,026	$936,811

NIKE, Inc. Class B	19,243	2,521,410

		3,458,221
Thrifts and mortgage finance (0.2%)
Radian Group, Inc.	76,164	1,102,090

		1,102,090

Total common stocks (cost $527,022,563)		$533,799,189

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value

Allergan PLC Ser. A, 5.50% cv. pfd.	831	$869,750

Banc of California, Inc. $4.00 cv. pfd.	5,050	311,989

Frontier Communications Corp. Ser. A, $11.125 cum. cv. pfd.	4,831	479,477

Iridium Communications, Inc. 7.00% cv. pfd.	213	20,741

Iridium Communications, Inc. Ser. B, 6.75% cv. pfd.	285	86,498

Total convertible preferred stocks (cost $1,659,150)		$1,768,455

SHORT-TERM INVESTMENTS (5.6%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.26% [d]	19,026,900	$19,026,900

Putnam Short Term Investment Fund 0.15% L	11,522,314	11,522,314

Total short-term investments (cost $30,549,214)		$30,549,214

TOTAL INVESTMENTS

Total investments (cost $559,230,927)		$566,116,858

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2015 through October 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $549,282,538.

† This security is non-income-producing.

ΔΔThis security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $26,557, or less than 0.1% of net assets.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

30 Multi-Cap Core Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$94,761,468	$—	$26,557

Consumer staples	36,114,525	—	—

Energy	32,670,415	—	—

Financials	96,783,122	2,745,535	—

Health care	77,215,560	—	—

Industrials	51,827,716	—	—

Information technology	102,343,400	—	—

Materials	18,979,870	975,363	—

Telecommunication services	7,876,948	—	—

Utilities	11,478,710	—	—

Total common stocks	530,051,734	3,720,898	26,557

Convertible preferred stocks	—	1,768,455	—

Short-term investments	11,522,314	19,026,900	—

Totals by level	$541,574,048	$24,516,253	$26,557

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 31

Statement of assets and liabilities 10/31/15 (Unaudited)

ASSETS

Investment in securities, at value, including $18,677,990 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $528,681,713)	$535,567,644
Affiliated issuers (identified cost $30,549,214) (Notes 1 and 5)	30,549,214

Dividends, interest and other receivables	526,654

Receivable for shares of the fund sold	2,661,431

Receivable for investments sold	15,417,952

Prepaid assets	77,951

Total assets	584,800,846

LIABILITIES

Payable for investments purchased	15,089,105

Payable for shares of the fund repurchased	757,691

Payable for compensation of Manager (Note 2)	248,201

Payable for custodian fees (Note 2)	12,474

Payable for investor servicing fees (Note 2)	163,412

Payable for Trustee compensation and expenses (Note 2)	5,063

Payable for administrative services (Note 2)	1,288

Payable for distribution fees (Note 2)	135,620

Collateral on securities loaned, at value (Note 1)	19,026,900

Other accrued expenses	78,554

Total liabilities	35,518,308
Net assets	$549,282,538

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$544,945,518

Undistributed net investment income (Note 1)	2,153,298

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(4,701,854)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	6,885,576

Total — Representing net assets applicable to capital shares outstanding	$549,282,538

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($175,357,249 divided by 10,084,058 shares)	$17.39

Offering price per class A share (100/94.25 of $17.39)*	$18.45

Net asset value and offering price per class B share ($10,561,156 divided by 622,099 shares)**	$16.98

Net asset value and offering price per class C share ($108,402,949 divided by 6,401,341 shares)**	$16.93

Net asset value and redemption price per class M share ($3,623,733 divided by 211,586 shares)	$17.13

Offering price per class M share (100/96.50 of $17.13)*	$17.75

Net asset value, offering price and redemption price per class R share
($1,926,442 divided by 111,198 shares)	$17.32

Net asset value, offering price and redemption price per class Y share
($249,411,009 divided by 14,274,117 shares)	$17.47

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

32 Multi-Cap Core Fund

Statement of operations Six months ended 10/31/15 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $24,038)	$4,611,465

Interest (including interest income of $7,096 from investments in affiliated issuers) (Note 5)	7,096

Securities lending (Note 1)	105,000

Total investment income	4,723,561

EXPENSES

Compensation of Manager (Note 2)	1,379,373

Investor servicing fees (Note 2)	472,819

Custodian fees (Note 2)	11,487

Trustee compensation and expenses (Note 2)	12,159

Distribution fees (Note 2)	764,903

Administrative services (Note 2)	5,277

Other	161,445

Total expenses	2,807,463
Expense reduction (Note 2)	(7,453)

Net expenses	2,800,010

Net investment income	1,923,551

Net realized loss on investments (Notes 1 and 3)	(5,957,926)

Net realized gain on foreign currency transactions (Note 1)	3,932

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(876)

Net unrealized depreciation of investments during the period	(13,062,252)

Net loss on investments	(19,017,122)

Net decrease in net assets resulting from operations	$(17,093,571)

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 33

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 10/31/15*	Year ended 4/30/15

Operations:
Net investment income	$1,923,551	$1,301,119

Net realized gain (loss) on investments
and foreign currency transactions	(5,953,994)	2,691,997

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(13,063,128)	15,529,392

Net increase (decrease) in net assets resulting
from operations	(17,093,571)	19,522,508

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(389,160)

Class C	—	(27,585)

Class M	—	(6,435)

Class R	—	(5,047)

Class Y	—	(356,029)

Net realized short-term gain on investments

Class A	—	(1,051,836)

Class B	—	(50,645)

Class C	—	(334,968)

Class M	—	(23,275)

Class R	—	(17,160)

Class Y	—	(765,721)

From net realized long-term gain on investments
Class A	—	(321,738)

Class B	—	(15,492)

Class C	—	(102,461)

Class M	—	(7,119)

Class R	—	(5,249)

Class Y	—	(234,220)

Increase from capital share transactions (Note 4)	121,207,956	382,221,369

Total increase in net assets	104,114,385	398,029,737

NET ASSETS

Beginning of period	445,168,153	47,138,416

End of period (including undistributed net investment
income of $2,153,298 and $229,747, respectively)	$549,282,538	$445,168,153

* Unaudited.

The accompanying notes are an integral part of these financial statements.

34 Multi-Cap Core Fund

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Multi-Cap Core Fund 35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
October 31, 2015**	$17.98	.07	(.66)	(.59)	—	—	—	—	$17.39	(3.28)*	$175,357	.53*	.42*	33*
April 30, 2015	16.17	.12	1.97	2.09	(.06)	(.22)	(.28)	—	17.98	12.98	174,471	1.14	.69	52
April 30, 2014	13.87	.12	3.62	3.74	(.09)	(1.35)	(1.44)	—	16.17	27.60	23,980	1.24 [d]	.75 [d]	100
April 30, 2013	12.37	.11	2.05	2.16	(.17)	(.49)	(.66)	— [e]	13.87	18.28	9,685	1.31 [d]	.85 [d]	136
April 30, 2012	12.74	.10	.16	.26	(.04)	(.59)	(.63)	— [e]	12.37	2.67	5,590	1.34 [d]	.83 [d]	97
April 30, 2011†	10.00	.03	2.90	2.93	(.02)	(.17)	(.19)	— [e]	12.74	29.59*	5,406	.80* [d]	.29* [d]	67*

Class B
October 31, 2015**	$17.62	.01	(.65)	(.64)	—	—	—	—	$16.98	(3.63)*	$10,561	.91*	.03*	33*
April 30, 2015	15.91	(.01)	1.94	1.93	—	(.22)	(.22)	—	17.62	12.16	7,691	1.89	(.03)	52
April 30, 2014	13.73	(.01)	3.59	3.58	(.05)	(1.35)	(1.40)	—	15.91	26.67	2,130	1.99 [d]	(.04) [d]	100
April 30, 2013	12.26	.02	2.03	2.05	(.09)	(.49)	(.58)	— [e]	13.73	17.43	273	2.06 [d]	.13 [d]	136
April 30, 2012	12.69	.01	.15	.16	—e	(.59)	(.59)	— [e]	12.26	1.86	189	2.09 [d]	.07 [d]	97
April 30, 2011†	10.00	(.02)	2.90	2.88	(.02)	(.17)	(.19)	— [e]	12.69	29.00*	69	1.25* [d]	(.19)* [d]	67*

Class C
October 31, 2015**	$17.57	.01	(.65)	(.64)	—	—	—	—	$16.93	(3.64)*	$108,403	.91*	.03*	33*
April 30, 2015	15.88	(.01)	1.93	1.92	(.01)	(.22)	(.23)	—	17.57	12.14	78,033	1.89	(.08)	52
April 30, 2014	13.72	—e	3.57	3.57	(.06)	(1.35)	(1.41)	—	15.88	26.58	8,539	1.99 [d]	(.03) [d]	100
April 30, 2013	12.27	.01	2.04	2.05	(.11)	(.49)	(.60)	— [e]	13.72	17.48	868	2.06 [d]	.11 [d]	136
April 30, 2012	12.70	.01	.15	.16	—	(.59)	(.59)	— [e]	12.27	1.83	353	2.09 [d]	.10 [d]	97
April 30, 2011†	10.00	(.03)	2.91	2.88	(.01)	(.17)	(.18)	— [e]	12.70	29.08*	274	1.25* [d]	(.22)* [d]	67*

Class M
October 31, 2015**	$17.75	.03	(.65)	(.62)	—	—	—	—	$17.13	(3.49)*	$3,624	.79*	.17*	33*
April 30, 2015	16.03	.03	1.96	1.99	(.05)	(.22)	(.27)	—	17.75	12.43	3,575	1.64	.18	52
April 30, 2014	13.80	.04	3.60	3.64	(.06)	(1.35)	(1.41)	—	16.03	26.95	164	1.74 [d]	.26 [d]	100
April 30, 2013	12.32	.05	2.04	2.09	(.12)	(.49)	(.61)	— [e]	13.80	17.74	52	1.81 [d]	.40 [d]	136
April 30, 2012	12.72	.04	.15	.19	—	(.59)	(.59)	— [e]	12.32	2.07	33	1.84 [d]	.34 [d]	97
April 30, 2011†	10.00	(.01)	2.91	2.90	(.01)	(.17)	(.18)	— [e]	12.72	29.25*	36	1.10* [d]	(.08)* [d]	67*

Class R
October 31, 2015**	$17.93	.06	(.67)	(.61)	—	—	—	—	$17.32	(3.40)*	$1,926	.66*	.32*	33*
April 30, 2015	16.16	.07	1.97	2.04	(.05)	(.22)	(.27)	—	17.93	12.66	2,222	1.39	.42	52
April 30, 2014	13.86	.03 f	3.67	3.70	(.05)	(1.35)	(1.40)	—	16.16	27.31	204	1.49 [d]	.17 [d,f]	100
April 30, 2013	12.36	.08	2.05	2.13	(.14)	(.49)	(.63)	— [e]	13.86	18.00	16	1.56 [d]	.66 [d]	136
April 30, 2012	12.73	.07	.16	.23	(.01)	(.59)	(.60)	— [e]	12.36	2.40	13	1.59 [d]	.59 [d]	97
April 30, 2011†	10.00	.02	2.90	2.92	(.02)	(.17)	(.19)	— [e]	12.73	29.41*	13	.95* [d]	.15* [d]	67*

Class Y
October 31, 2015**	$18.04	.09	(.66)	(.57)	—	—	—	—	$17.47	(3.16)*	$249,411	.41*	.53*	33*
April 30, 2015	16.20	.16	1.98	2.14	(.08)	(.22)	(.30)	—	18.04	13.24	179,176.89		.91	52
April 30, 2014	13.88	.15	3.64	3.79	(.12)	(1.35)	(1.47)	—	16.20	27.98	12,121	.99 [d]	.97 [d]	100
April 30, 2013	12.38	.14	2.05	2.19	(.20)	(.49)	(.69)	— [e]	13.88	18.55	3,368	1.06 [d]	1.15 [d]	136
April 30, 2012	12.76	.12	.16	.28	(.07)	(.59)	(.66)	— [e]	12.38	2.85	2,013	1.09 [d]	1.07 [d]	97
April 30, 2011†	10.00	.05	2.91	2.96	(.03)	(.17)	(.20)	— [e]	12.76	29.85*	1,662	.65* [d]	.45* [d]	67*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 Multi-Cap Core Fund	Multi-Cap Core Fund 37

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period September 24, 2010 (commencement of operations) to April 30, 2011.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets
April 30, 2014	0.28%

April 30, 2013	0.48

April 30, 2012	1.48

April 30, 2011	2.26

e Amount represents less than $0.01 per share.

f The net investment income ratio and per share amount shown for the period ending April 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

38 Multi-Cap Core Fund

Notes to financial statements 10/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2015 through October 31, 2015.

Putnam Multi-Cap Core Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Effective November 1, 2015, Class M shares will no longer pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are

Multi-Cap Core Fund 39

reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

40 Multi-Cap Core Fund

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $19,026,900 and the value of securities loaned amounted to $18,677,990.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015, the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and a substantially similar unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% (0.11% prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $559,270,708, resulting in gross unrealized appreciation and depreciation of $40,861,924 and $34,015,774, respectively, or net unrealized appreciation of $6,846,150.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Multi-Cap Core Fund 41

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through August 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3), a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$163,416	Class R	1,698

Class B	8,654	Class Y	204,937

Class C	90,574	Total	$472,819

Class M	3,540

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,234 under the expense offset arrangements and by $6,219 under the brokerage/ service arrangements.

42 Multi-Cap Core Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $322, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$218,041	Class M	14,177

Class B	46,064	Class R	4,555

Class C	482,066	Total	$764,903

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $78,407 and $1,135 from the sale of class A and class M shares, respectively, and received $1,959 and $2,717 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$286,033,598	$162,437,034

U.S. government securities (Long-term)	—	—

Total	$286,033,598	$162,437,034

Multi-Cap Core Fund 43

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 10/31/15		Year ended 4/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	3,351,923	$59,205,683	9,854,362	$171,462,643

Shares issued in connection with
reinvestment of distributions	—	—	94,619	1,677,598

	3,351,923	59,205,683	9,948,981	173,140,241

Shares repurchased	(2,971,815)	(52,619,303)	(1,728,196)	(30,271,672)

Net increase	380,108	$6,586,380	8,220,785	$142,868,569

	Six months ended 10/31/15		Year ended 4/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	207,346	$3,604,650	332,189	$5,692,478

Shares issued in connection with
reinvestment of distributions	—	—	3,678	64,154

	207,346	3,604,650	335,867	5,756,632

Shares repurchased	(21,789)	(372,529)	(33,226)	(573,354)

Net increase	185,557	$3,232,121	302,641	$5,183,278

	Six months ended 10/31/15		Year ended 4/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	2,281,703	$39,701,296	4,035,586	$69,402,577

Shares issued in connection with
reinvestment of distributions	—	—	25,566	444,339

	2,281,703	39,701,296	4,061,152	69,846,916

Shares repurchased	(320,421)	(5,413,898)	(158,729)	(2,758,978)

Net increase	1,961,282	$34,287,398	3,902,423	$67,087,938

	Six months ended 10/31/15		Year ended 4/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	41,251	$712,947	216,849	$3,732,113

Shares issued in connection with
reinvestment of distributions	—	—	2,100	36,829

	41,251	712,947	218,949	3,768,942

Shares repurchased	(31,035)	(518,463)	(27,797)	(492,919)

Net increase	10,216	$194,484	191,152	$3,276,023

44     Multi-Cap Core Fund

	Six months ended 10/31/15		Year ended 4/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	63,103	$1,111,348	121,274	$2,122,798

Shares issued in connection with
reinvestment of distributions	—	—	874	15,477

	63,103	1,111,348	122,148	2,138,275

Shares repurchased	(75,796)	(1,358,731)	(10,904)	(189,799)

Net increase (decrease)	(12,693)	$(247,383)	111,244	$1,948,476

	Six months ended 10/31/15		Year ended 4/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	5,595,866	$98,794,558	10,435,382	$184,030,407

Shares issued in connection with
reinvestment of distributions	—	—	75,839	1,347,617

	5,595,866	98,794,558	10,511,221	185,378,024

Shares repurchased	(1,252,215)	(21,639,602)	(1,329,076)	(23,520,939)

Net increase	4,343,651	$77,154,956	9,182,145	$161,857,085

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$12,870,524	$95,531,776	$96,879,986	$7,096	$11,522,314

Totals	$12,870,524	$95,531,776	$96,879,986	$7,096	$11,522,314

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Multi-Cap Core Fund 45

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

46 Multi-Cap Core Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Multi-Cap Core Fund 47

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

48 Multi-Cap Core Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
Ravi Akhoury
One Post Office Square	Barbara M. Baumann	Michael J. Higgins
Boston, MA 02109	Robert J. Darretta	Vice President, Treasurer,
	Katinka Domotorffy	and Clerk
Investment Sub-Manager	John A. Hill
Putnam Investments Limited	Paul L. Joskow	Janet C. Smith
57–59 St James’s Street	Kenneth R. Leibler	Vice President,
London, England SW1A 1LD	Robert E. Patterson	Principal Accounting Officer,
	George Putnam, III	and Assistant Treasurer
Marketing Services	Robert L. Reynolds
Putnam Retail Management	W. Thomas Stephens	Susan G. Malloy
One Post Office Square		Vice President and
Boston, MA 02109	Officers	Assistant Treasurer
Robert L. Reynolds
Custodian	President	James P. Pappas
State Street Bank		Vice President
and Trust Company	Jonathan S. Horwitz
	Executive Vice President,	Mark C. Trenchard
Legal Counsel	Principal Executive Officer, and	Vice President and
Ropes & Gray LLP	Compliance Liaison	BSA Compliance Officer

	Steven D. Krichmar	Nancy E. Florek
	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Multi-Cap Core Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA115
297699 12/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2015